Janus Henderson Small-Mid Cap Value Fund
Schedule of Investments (unaudited)
March 31, 2026

	Shares or Principal Amounts	Value
Common Stocks – 97.6%
Automobiles – 1.9%
Thor Industries Inc	17,009	$1,358,849
Banks – 9.5%
Business First Bancshares Inc	75,539	2,042,575
Fulton Financial Corp	72,959	1,483,986
OFG Bancorp	35,862	1,450,976
Wintrust Financial Corp	13,148	1,826,783
		6,804,320
Building Products – 2.3%
Carlisle Cos Inc	3,629	1,210,707
Janus International Group Inc*	89,437	460,601
		1,671,308
Capital Markets – 3.4%
Lazard Inc	25,066	1,064,803
WisdomTree Investments Inc	93,639	1,363,384
		2,428,187
Chemicals – 4.7%
Quaker Chemical Corp	13,992	1,738,226
Solstice Advanced Materials Inc	21,100	1,606,976
		3,345,202
Commercial Services & Supplies – 1.7%
Boyd Group Inc/The	9,459	1,209,428
Consumer Finance – 1.7%
Ally Financial Inc	31,399	1,231,783
Containers & Packaging – 1.9%
Ball Corp	23,774	1,405,281
Distributors – 2.1%
LKQ Corp	52,155	1,531,792
Electric Utilities – 3.3%
Alliant Energy Corp	32,568	2,337,080
Electrical Equipment – 1.8%
Regal Beloit Corp	6,774	1,268,499
Electronic Equipment, Instruments & Components – 8.2%
CDW Corp/DE	6,166	746,209
Fabrinet*	1,761	918,397
Littelfuse Inc	7,406	2,513,226
Vontier Corp	48,426	1,717,670
		5,895,502
Food & Staples Retailing – 2.2%
Casey's General Stores Inc	2,150	1,564,899
Health Care Equipment & Supplies – 5.0%
Carlsmed Inc*	56,101	507,714
ICU Medical Inc*	12,145	1,568,527
LivaNova PLC*	23,668	1,504,338
		3,580,579
Household Durables – 2.8%
Toll Brothers Inc	9,183	1,253,204
TopBuild Corp*	2,161	759,159
		2,012,363
Insurance – 7.5%
Axis Capital Holdings Ltd	19,374	1,964,717
Hartford Financial Services Group Inc	11,573	1,565,017
Selective Insurance Group Inc	24,445	1,842,909
		5,372,643
Machinery – 4.9%
Helios Technologies Inc	30,570	1,978,185
Lincoln Electric Holdings Inc	6,094	1,517,893
		3,496,078
Marine – 1.8%
Kirby Corp*	9,870	1,311,526
Media – 2.4%
Fox Corp - Class B	33,207	1,763,292
Metals & Mining – 2.3%
Commercial Metals Co	26,381	1,620,585

	Shares or Principal Amounts	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 5.5%
Gulfport Energy Corp*	7,148	$1,512,302
Magnolia Oil & Gas Corp	76,782	2,424,008
		3,936,310
Professional Services – 1.0%
TransUnion	10,367	717,293
Real Estate Management & Development – 1.6%
Cushman & Wakefield Ltd*	94,757	1,161,721
Retail Real Estate Investment Trusts (REITs) – 2.6%
Agree Realty Corp	24,737	1,864,675
Road & Rail – 3.6%
Landstar System Inc	7,936	1,272,220
Saia Inc*	3,756	1,319,408
		2,591,628
Semiconductor & Semiconductor Equipment – 3.4%
Qnity Electronics Inc	13,215	1,524,746
Teradyne Inc	2,982	884,044
		2,408,790
Software – 1.1%
nCino Inc*	52,991	793,805
Specialized Real Estate Investment Trusts (REITs) – 2.7%
Lamar Advertising Co	15,420	1,953,097
Specialty Retail – 3.1%
Academy Sports & Outdoors Inc	8,678	489,873
Boot Barn Holdings Inc*	1,814	265,497
Burlington Stores Inc*	4,481	1,458,028
		2,213,398
Trading Companies & Distributors – 1.6%
Titan Machinery Inc*	67,086	1,121,678
Total Common Stocks (cost $54,358,999)		69,971,591
Repurchase Agreements – 2.8%
ING Financial Markets LLC, Joint repurchase agreement, 3.6100%, dated 3/31/26, maturing 4/1/26 to be repurchased at $2,000,201 collateralized by $2,042,499 in U.S. Treasuries 0% - 3.3750%, 5/5/26 - 7/15/35 with a value of $2,040,205 (cost $2,000,000)	$2,000,000	2,000,000
Total Investments (total cost $56,358,999) – 100.4%		71,971,591
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(316,758)
Net Assets – 100%		$71,654,833

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$70,762,163	98.3%
Canada	1,209,428	1.7
Total	$71,971,591	100.0%

Notes to Schedule of Investments (unaudited)
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2026.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks	$69,971,591	$-	$-
Repurchase Agreements	-	2,000,000	-
Total Assets	$69,971,591	$2,000,000	$-

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2026 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
125-35-70295 05-26